STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-1

Distribution Number	25
Beginning Date of Accrual Period	20-May-03
End Date of Accrual Period	19-Jun-03
Distribution Date	20-Jun-03
Previous Distribution Date	20-May-03

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements	19,404,344.87
Principal Collections	16,602,163.54
Collections of Interest (net of servicing fee)	2,650,022.42
Servicing Fee	152,158.91
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	19,404,344.87
Interest Paid to Certificates	329,799.04
Principal Paid to Certificates	17,144,531.78
Equity Certificate	1,777,855.14
Servicing Fee	152,158.91

Balance Reconciliation

Begin Principal Balance	365,181,374.49
Principal Collections (including repurchases)	16,602,163.54
Charge off Amount	542,368.24
End Principal Balance	348,036,842.71

Collateral Performance
Cash Yield (% of beginning balance)	9.08%
Charge off Amount (% of beginning balance)	1.66%
Net Yield	7.43%

Delinquent Loans
30-59 days principal balance of loan	13,646,774.72
30-59 days number of loans	164
60-89 days principal balance of loan	3,396,315.93
60-89 days number of loans	39
90+ days principal balance of loan	15,762,801.72
90+ days number of loans	173

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	4,585
Number of HEL outstanding (EOP)	4,402
Book value of real estate acquired through foreclosure/grant of deed	3,999,830.89
Number of Loans that went into REO	4
Principal Balance of Loans that went into REO	304,730.96

Overcollateralization
Begin OC Amount	132,046,329.73
OC Release Amount	0.00
Extra Principal Distribution Amount	-
End OC Amount	132,046,329.73

Target OC Amount	131,400,401.25
Interim OC Amount	132,046,329.73
Interim OC Deficiency	-

Monthly Excess Cashflow	1,777,855.14

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance	30.14%

Interest Calculations
1 month LIBOR	1.31813%
Class A Formula Rate (1 mo Libor plus 29bps)	1.60813%
Class A Pass-Through Rate	1.60813%
Class M Formula Rate (1 mo Libor plus 55bps)	1.86813%
Class M Pass-Through Rate	1.86813%
Available Funds Cap	10.56850%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	24.370776
2. Principal Distribution per $1,000	23.920335
3. Interest Distribution per $1,000	0.450441

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.60813%
2. Days in Accrual Period	31

3. Class A Interest Due	279,800.57
4. Class A Interest Paid	279,800.57

5. Class A Interest Carry Forward Amount Paid	0.00
6. Class A Supplemental Interest Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

1. Class A Principal Balance, BOP	202,054,372.10
2. Class A Principal Due	14,858,594.21
3. Class A Principal Paid	14,858,594.21
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A Unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	187,195,777.89

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP	0.3013600
8. Class A Certificate Balance as a % of the Pool Balance, EOP	0.5378620

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	24.444705
2. Principal Distribution per $1,000	23.921490
3. Interest Distribution per $1,000	0.523215

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	1.86813%
2. Days in Accrual Period	31

3. Class M Interest Due	49,998.47
4. Class M Interest Paid	49,998.47

5. Class M Interest Carry Forward Amount Paid	0.00
6. Class M Supplemental Interest Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
C. Calculation of Class A Principal Due & Paid
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	31,080,672.66
2. Class M Principal Due	2,285,937.57
3. Class M Principal Paid	2,285,937.57
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	28,794,735.09

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP	0.3013262
8. Class M Certificate Balance as a % of the Pool Balance, EOP	0.0827347